                              LOOMIS SAYLES FUNDS

  Supplement dated January 8, 1997 to the Prospectuses dated December 30, 1996 of the Loomis Sayles Funds relating to the Loomis Sayles Bond Funds.

  The following table relating to the Loomis Sayles Bond Fund replaces the table on page 5 of each of the Prospectuses:

                                                  BOND FUND
                            ----------------------------------------------------------
                            SIX MONTHS                 YEAR
                               ENDED                  ENDED                   MAY 16*
                             JUNE 30,                DEC. 31,                    TO
                               1996      -----------------------------------  DEC. 31,
                            (UNAUDITED)    1995     1994     1993     1992      1991
                            -----------  --------  -------  -------  -------  --------
 Net asset value,
  beginning of period....    $  12.29    $  10.05  $ 11.37  $ 10.36  $ 10.23   $10.00
                             --------    --------  -------  -------  -------   ------
 Income from investment
  operations--
 Net investment income...        0.44        0.82     0.83     0.84     0.76     0.52
 Net realized and
  unrealized gain (loss)
  on investments.........       (0.37)       2.32    (1.29)    1.43     0.67     0.36
                             --------    --------  -------  -------  -------   ------
  Total from investment
   operations............        0.07        3.14    (0.46)    2.27     1.43     0.88
                             --------    --------  -------  -------  -------   ------
 Less distributions--
 Dividends from net
  investment income......       (0.19)      (0.82)   (0.84)   (0.81)   (0.76)   (0.52)
 Distributions in excess
  of net investment
  income.................        0.00        0.00    (0.02)    0.00     0.00     0.00
 Distributions from net
  realized
  capital gains..........        0.00       (0.08)    0.00    (0.45)   (0.54)   (0.13)
                             --------    --------  -------  -------  -------   ------
  Total distributions....       (0.19)      (0.90)   (0.86)   (1.26)   (1.30)   (0.65)
                             --------    --------  -------  -------  -------   ------
 Net asset value, end of
  period.................    $  12.17    $  12.29  $ 10.05  $ 11.37  $ 10.36   $10.23
                             ========    ========  =======  =======  =======   ======
 Total return (%)........         0.6        32.0     (4.1)    22.2     14.3      8.9
 Net assets, end of pe-
  riod (000).............    $337,258    $255,710  $82,985  $64,222  $18,472   $9,922
 Rate of operating
  expenses to average net
  assets (%).............        0.78**      0.79     0.84     0.94     1.00     1.00**
 Ratio of net investment
  income to average net
  assets (%).............        7.98**      8.34     7.92     8.26     7.50     8.97**
 Portfolio turnover rate
  (%)....................          58**        35       87      170      101      126**
 Without giving effect to
  voluntary expense
  limitations:
 The ratios of operating
  expenses to average net
  assets would have been
  (%)....................        0.78**      0.79     0.84     0.94     1.55     1.78**
 Net investment income
  per share would have
  been...................    $   0.44    $   0.82  $  0.83  $  0.84  $  0.70   $ 0.47

-----------
* Commencement of operations.
** Computed on an annualized basis.